Exhibit 10.6

AGREEMENT No 2

for supply of methane gas of coal deposits

Lysychansk	January 4th 2012

Limited Liability Company “Lispromgaz”, hereinafter “Supplier”, in the person of Director Pavelkov A.V. acting on the basis of the Charter from one side, and the Company with additional liability “Lysychansk brewery” (TDV “Lispi”), hereinafter “Buyer”, in the person of Director Kostryukov O.V. acting on the basis of the Charter from the other side, hereinafter referred to as “Parties”, concluded this agreement about the following:

1. Subject of agreement

1.1 Supplier is obliged to supply the methane gas of coal deposits (natural gas) to the Buyer, hereinafter in the agreement – “gas”, and Buyer is obliged to accept it and pay for the gas according to the conditions of this agreement.

2. Amount and quality of gas

2.1. Supply of gas is provided regularly during the whole term of duration of agreement; the monthly volume of supply of gas makes up about 80 ± 10% thousand m3. In case of non-fulfilment of conditions provided in the Clause 5 of this agreement, observance of volumes of supply of gas is not necessary for the Supplier.

2.2. Unit of measure is one cubic meter brought to the standard conditions (T = 20 0C, P = 101,325 KPa/760 mm of mercury column).

2.3. The supplied gas is purified from suspended particles and moisture.

2.4. If the necessity of change of volumes of supplied gas occurs the Parties should conclude the relevant Appendix to the agreement.

3. Order and conditions of supply, acceptance and purchase records of gas

3.1. Supplier provides the supply of gas via his own gas pipeline to the entrance accessories of gas-using equipment of the Buyer.

3.2. Supplies of gas during the month are to be fulfilled regularly with the permissible divergence of the daily volumes from the average-daily no more than ± 10,0 (ten) percent. If the necessity of change of the average daily norm occurs, Supplier and Buyer establish the irregular gas supply according to agreed schedules.

3.3. Acceptance and transmission of gas provided by Supplier to the Buyer is to be formalized by the acceptance and transmission act.

3.4. Acceptance and transmission acts must be signed by the authorized representatives of the Parties.

3.5. Supplier must provide the properly formalized acceptance and transmission acts of gas to the Buyer no later than 5th (fifth) day of the month which follows the report month.

3.6. Supplier has a right to stop or decrease the supplies of gas for the planned repair works of gas facilities, during the damages and urgent maintenance works to prevent the damages.

3.7. The amount of gas provided to the Buyer is evaluated by the center of automatic calculation of gas consumption, as well as gas counter and corrector of gas volume which is in the possession of Supplier and are placed on the territory of Buyer. Servicing of the measuring equipment is performed by Supplier’s staff.

3.8. Supplier arranges the chemical analysis of gas no rarely than once a month. The analysis must be held in accordance with GOST 23781-87. The results of analysis are entered into the calculating complex and the copy of results should be given to the Buyer.

3.9. In case of occurrence of divergences regarding the quality of supplied gas, a chemical analysis of gas should take place, and the collection of gas must be held in the presence of the representatives of Supplier and Buyer. The payment for the chemical analysis is executed by the Party which initiated such an analysis.

4. The price of gas

4.1. The price for 1000,0 cubic meters of gas makes up 2362 (two thousand three hundred and sixty two) UAH 50 kop., VAT is included, including the purpose markup for gas 2% (38 UAH 60 kop. excluding VAT).

4.2. If the necessity of change of the price for supplied gas occurs the Parties must formalize the relevant appendix to agreement.

5. Order and conditions of payment

5.1. The payment for gas on this agreement is to be done in the following order:

5.1.1. Daily on average daily consumption.

5.1.2. The final calculation is made on the basis of the act of acceptance and transmission of gas till the 7th day of the month which follows after the reporting month.

5.2. Verification of calculations for the reporting month is done by the Parties till the 10th day after the reporting month on the basis of information about the actual payment and amount of actually supplied gas. The mentioned verification is checked by the reconciliation act.

6. Responsibility of the Parties

6.1. The Parties bear responsibility according to the current legislation.

6.2. In case of untimely payment for gas within the terms mentioned in the clause 5.1. of this agreement the Buyer pays to Supplier both the sum of the debt and a penalty which equals to the double accounting stake of the National Bank of Ukraine from the sum of the late payment for every day of the late payment.

7. Force majeure

7.1. The Parties are released from responsibility for the partial or full non-performance of commitments on this agreement if non-fulfilment was a consequence of force majeure circumstances.

7.2. The force majeure circumstances should be explained as circumstances which occurred after signing of agreement as a result of events of emergency nature which the Parties could not predict including fires, earthquakes, floods, landslips, other acts of God, explosions, war or military activities.

7.3. Certificate given by the Trading and Industrial Chamber is a sufficient confirmation of the presence and length of force majeure circumstances.

7.4. The occurrence of circumstances mentioned above is not a basis for Buyer’s refusal from payment to Supplier for the gas which was provided before such circumstances took place.

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8. Order of settlement of disputes

8.1. The Parties came to the conclusion that all disputes (divergences) which may occur during the performance of conditions of this agreement must be settles through negotiations.

8.2. In case of impossibility to achieve the consent through negotiations the dispute should be passed to the commercial court and reviewed in a settled order according to the current legislation and the conditions of this agreement.

9. Other conditions

9.1. This agreement gains the force from January 1st 2012 and is valid till December 31st 2012 in the part of gas supply; the part of calculations for the gas is valid till the calculations are fully finished. If none of the Parties didn’t inform about the cessation of the agreement in a written form during 20 days till the end of the term of validity of agreement, it is considered to be prolonged for every following year.

9.2. The Buyer is obliged to accept the representatives of Supplier freely and anytime or the representatives of the State authorities by his power of attorney for checking the devices for gas calculation and their correct maintenance, checking the gas pipeline and gas distributing equipment of Supplier which is located on the territory of Buyer. In case the Buyer violates the above mentioned conditions, Supplier has the right to stop the provision of gas until the reasons of such stoppage are eliminated.

9.3. This agreement is concluded in two copies, one for each Party, which have the equal legal force.

9.4. The pervious correspondence and documentation lose their legal force from the moment of conclusion of this agreement.

9.5. The Parties are obliged to inform each other about the change of their payment and tax details, legal addresses, telephone numbers or fax numbers within 5-day term from the occurrence of such changes.

9.6. All changes or additions on this agreement should be formalized in additional agreements which the Party-initiator sends to the other Party for consideration and consent.

9.7. The Buyer and Supplier are subject to tax payment under the general conditions and the full rate foreseen by the Tax code of Ukraine No 2755-VI as of 02.12.2010.

BUYER	SUPPLIER

TDV “LISPI”	LLC “LISPROMGAZ”
500, Generala Potapenko Str., Lysychansk	54, May 9th Str., Lysychansk 93103
Lugansk region, Ukraine, 93193	current account 26006301146885 in
EDRPOU code 00382987	PJSC “Bank Forum”, Kiev
current account 2600530195422, MFO 304308	MFO 322948, EDRPOU 32507100
in the department of PJSC “PIB”, Lugansk	individual tax number 325071012097
certificate of taxpayer No 100349437 since 08.09.2011	certificate of taxpayer No 100282556
individual tax number 003829812010	Tel./Fax (06451) 7-34-25
Tel./Fax (06451) 2-86-88

/Sealed and signed/	/Sealed and signed/
O.V. Kostryukov	A.V. Pavelkov

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Additional agreement No 1

to Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012

Lysychansk	July 4th 2012

Limited Liability Company “Lispromgaz”, hereinafter “Supplier”, in the person of Director Pavelkov A.V. acting on the basis of the Charter, from one side, and the Company with additional liability “Lysychansk brewery” (TDV “Lispi”), hereinafter “Buyer”, in the person of Director Kostryukov O.V. acting on the basis of the Charter from the other side, hereinafter referred to as “Parties”, concluded this additional agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012 about the following:

1. Sub-clause 4.1. of Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012 in the following edition:

“4.1. The price for 1000,0 cubic meters of gas makes up 3381 (three thousand three hundred and eighty one) UAH including VAT, including the purpose markup for gas 2% (55 UAH 25 kop. excluding VAT)”.

2. The other conditions of the Agreement remain unamended.

3. The real additional agreement acquires the legal force from 01.07.2012 and is an integral part of the Agreement No 2 as of 04.01.2012.

BUYER	SUPPLIER

TDV “LISPI”	LLC “LISPROMGAZ”
500, Generala Potapenko Str., Lysychansk	54, May 9th Str., Lysychansk 93103
Lugansk region, Ukraine, 93193	current account 26006301146885 in
EDRPOU code 00382987	PJSC “Bank Forum”, Kiev
current account 2600530195422, MFO 304308	MFO 322948, EDRPOU 32507100
in the department of PJSC “PIB”, Lugansk	individual tax number 325071012097
certificate of taxpayer No 100349437 since 08.09.2011	certificate of taxpayer No 100282556
individual tax number 003829812010	Tel./Fax (06451) 7-34-25
Tel./Fax (06451) 2-86-88

/Sealed and signed/	/Sealed and signed/
O.V. Kostryukov	A.V. Pavelkov

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Additional agreement No 2

to Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012

Lysychansk	March 11th 2013

Limited Liability Company “Lispromgaz”, hereinafter “Supplier”, in the person of Director Pavelkov A.V. acting on the basis of the Charter, from one side, and Limited Liability Company “Lysychansk brewery” (LLC “Lispi”), hereinafter “Buyer”, in the person of Director Kostryukov O.V. acting on the basis of the Charter from the other side, hereinafter referred to as “Parties”, concluded this additional agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012 about the following:

1. The preamble of the Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012 to be published in the following edition:

“Limited Liability Company “Lispromgaz”, hereinafter “Supplier”, in the person of Director Pavelkov A.V. acting on the basis of the Charter, from one side, and Limited Liability Company “Lysychansk brewery” (LLC “Lispi”), hereinafter “Buyer”, in the person of Director Kostryukov O.V. acting on the basis of the Charter from the other side, hereinafter referred to as “Parties”, concluded this agreement about the following”:

2. To change the details of the Buyer according to the following edition:

LLC “LISPI”

500, Generala Potapenko Str., Lysychansk, Lugansk region, Ukraine, 93193, EDRPOU code 00382987, current account 2600530195422, MFO 304308 in the department of PJSC “PIB”, Lugansk, certificate of taxpayer No 100349437 since 08.09.2011, individual tax number 003829812010, Tel./Fax (06451) 2-86-88.

3. The other conditions of the Agreement remain unamended.

4. The real additional agreement acquires the legal force from the moment of its signing and is an integral part of the Agreement No 2 as of 04.01.2012.

BUYER	SUPPLIER

TDV “LISPI”	LLC “LISPROMGAZ”
500, Generala Potapenko Str., Lysychansk	54, May 9th Str., Lysychansk 93103
Lugansk region, Ukraine, 93193	current account 26006301146885 in
EDRPOU code 00382987	PJSC “Bank Forum”, Kiev
current account 2600530195422, MFO 304308	MFO 322948, EDRPOU 32507100
in the department of PJSC “PIB”, Lugansk	individual tax number 325071012097
certificate of taxpayer No 100349437 since 08.09.2011	certificate of taxpayer No 100282556
individual tax number 003829812010	Tel./Fax (06451) 7-34-25
Tel./Fax (06451) 2-86-88

/Sealed and signed/	/Sealed and signed/
O.V. Kostryukov	A.V. Pavelkov

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Additional agreement No 3

to Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012

Lysychansk	February 20th 2014

Limited Liability Company “Lispromgaz”, hereinafter “Supplier”, in the person of Director Pavelkov A.V. acting on the basis of the Charter, from one side, and Limited Liability Company “Lysychansk brewery” (LLC “Lispi”), hereinafter “Buyer”, in the person of Director Kostryukov O.V. acting on the basis of the Charter from the other side, hereinafter referred to as “Parties”, concluded this additional agreement about the following:

1. To provide the edition of the details of the Supplier as the following:

LLC	“LISPROMGAZ”

54,        May        9th        Str.,        Lysychansk        93103,        Tel.        (06451)        7-34-25.
Current account 26006301146885 in PJSC “Bank Forum”, Kiev, MFO 322948.

Current account 26001080843000 in PJSC CB “NADRA”, Kiev, MFO 380764

OKPO 32507100 individual tax number 325071012097 certificate of taxpayer No 100282556.

2. The other conditions of the Agreement No 2 for supply of methane gas of coal deposits as of 02.01.2012 remain unamended.

3. The real additional agreement acquires the legal force from 20.02.2014 and is an integral part of the Agreement No 2 as of 02.01.2012.

BUYER	SUPPLIER

TDV “LISPI”	LLC “LISPROMGAZ”

/Sealed and signed/	/Sealed and signed/
O.V. Kostryukov	A.V. Pavelkov

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Additional agreement No 4

to Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012

Lysychansk	April 15th 2014

Limited Liability Company “Lispromgaz”, hereinafter “Supplier”, in the person of Director Pavelkov A.V. acting on the basis of the Charter, from one side, and Limited Liability Company “Lysychansk brewery” (LLC “Lispi”), hereinafter “Buyer”, in the person of Director Kostryukov O.V. acting on the basis of the Charter from the other side, hereinafter referred to as “Parties”, concluded this additional agreement to the agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012 about the following:

1. To provide the sub-clause 4.1. of Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012 in the following edition:

“4.1. The price of 1000,0 cubic meters of gas makes up 4 300 (four thousand three hundred) UAH including VAT, including the purpose markup for gas 2% (70 UAH 26 kop. excluding VAT)”.

2. The other conditions of the Agreement remain unamended.

3. The real additional agreement acquires the legal force from 01.05.2014 and is an integral part of the Agreement No 2 as of 04.01.2012.

BUYER	SUPPLIER

LLC “LISPI”	LLC “LISPROMGAZ”
500, Generala Potapenko Str., Lysychansk	54, May 9th Str., Lysychansk 93103
Lugansk region, Ukraine, 93193	Lugansk region, Ukraine
EDRPOU code 00382987	EDRPOU code 32507100
current account 26009500055543	current account 26001082843000
in PJSC “CREDI AGRICOLE BANK”,	in PJSC CB “NADRA”
Lugansk, MFO 300614	Kyiv, MFO 380764
certificate of taxpayer No 200114025	certificate of taxpayer No 100282556
individual tax number 003829812010	individual tax number 325071012097
Tel./Fax (06451) 2-86-88	Tel./Fax (06451) 7-34-25

/Sealed and signed/	/Sealed and signed/
O.V. Kostryukov	A.V. Pavelkov

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Additional agreement No 5

to Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012

Lysychansk	August 15th 2014

Limited Liability Company “Lispromgaz”, hereinafter “Supplier”, in the person of Director Pavelkov A.V. acting on the basis of the Charter, from one side, and Limited Liability Company “Lysychansk brewery” (LLC “Lispi”), hereinafter “Buyer”, in the person of Director Kostryukov O.V. acting on the basis of the Charter from the other side, hereinafter referred to as “Parties”, concluded this additional agreement to the agreement No 2 as of 04.01.2012 about the following:

1. To provide the sub-clause 4.1. of Agreement for supply of methane gas of coal deposits as of 04.01.2012 in the following edition:

“4.1. The price of 1000,0 cubic meters of gas makes up 5524 (five thousand five hundred and twenty four) UAH including VAT, including the purpose markup for gas 2% and VAT”.

2. The other conditions of the Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012 remain unamended.

3. The real additional agreement is concluded in two copies which possess the equal legal force, each copy for each Party, and acquires the legal force from 10.08.2014 and is an integral part of the Agreement No 2 for supply of methane gas of coal deposits as of 04.01.2012.

SUPPLIER	BUYER

LLC “LISPROMGAZ”	LLC “LISPI”

/Sealed and signed/	/Sealed and signed/
A.V. Pavelkov	O.V. Kostryukov

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